                                                                    EXHIBIT 10.8


                            EXCEL REALTY TRUST, INC.
                        DIRECTORS' 1994 STOCK OPTION PLAN

                       (AMENDED AND RESTATED MAY 10, 1996)
                       (SUBMITTED FOR STOCKHOLDER APPROVAL MAY 10, 1996)


        1. PURPOSE OF THE PLAN. Under this Amended Directors' 1994 Stock Option Plan (the "Plan") of EXCEL REALTY TRUST, INC. (the "Company"), options shall be granted to directors of the Company to purchase shares of the Company's capital stock. The Plan is designed to enable the Company to attract and retain directors of the highest caliber and experience.

        2. STOCK SUBJECT TO PLAN. The maximum number of shares of stock for which options granted hereunder may be exercised shall be 240,000 shares of the Company's Common Stock, par value $.01 per share, subject to the adjustments provided in Section 7. Shares of stock subject to the unexercised portions of any options granted under this Plan which expire or terminate or are cancelled may again be subject to options under the Plan.

        3. PARTICIPATING DIRECTORS. The directors of the Company who shall participate in this Plan are each of the current and future directors who have been duly elected and qualified.

        4.      ADMINISTRATION.

                (a) The Plan shall be administered by a committee (the "Committee") which shall consist of two or more directors, appointed by and holding office at the pleasure of the Board, each of whom is a "disinterested person" as defined by Rule 16b-3 and an "outside director" within the meaning of Section 162(m)(4)(C)(ii) of the Internal Revenue Code of 1986, as amended (the "Code"). Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee shall be filled by the Board.

                (b) It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the options and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. The Board shall have no right to exercise any of the rights or duties of the Committee under the Plan.

                (c) The Committee shall act by a majority of its members in office. The Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Committee.

                (d) Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities incurred by members of the Committee in connection with the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all option holders, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the options, and all members of the Committee shall be fully protected by the Company in respect to any such action, determination or interpretation.

        5. GRANT OF OPTIONS. Each participating director shall be granted an option for 3,000 shares of stock (subject to the adjustments provided in Section 7) on the date on which the amended Plan is approved by the stockholders of the Company. On each anniversary date of such stockholder approval on which he or she continues to serve as a director of the Company (these annual dates of grant are collectively referred to herein as the "date of grant") each Director then in office (which would include current and continuing Directors as well as any Director who later joins the Board) shall receive an option exercisable for a number of shares determined pursuant to the following formula:

        Number of option shares = 3,000 + (250 multiplied by the number of years of continuous service beginning in 1997, including any portion of any fiscal year of service as a full year)

        The number of shares subject to options allocated under the revised formula escalates each year as a result of being based on years of service as a director. Any additional or replacement Director shall, pursuant to the revised formula, receive on first occurring anniversary of the stockholder's approval of this amendment, an option for 3,000 shares, which option shall increase by 250 shares during each year of service thereafter. Notwithstanding any other provision of this Plan, no option hereunder shall be granted unless 3,000 shares (subject to said upward adjustments) are then available therefor under Sections 2 and 7. In consideration of the granting of the option, the option holder shall be deemed to have agreed to remain as a director of the Company for a period of at least one year after the date of grant. Nothing in this Plan shall, however, confer upon any option holder any right to continue as a director of the Company or shall interfere with or restrict in any way the rights of the Company or the Company's stockholders, which are hereby expressly reserved, to remove any option holder at any time for any reason whatsoever, with or without cause, to the extent permitted by the Company's bylaws and applicable law.

        6. OPTION PROVISIONS. Each option granted under the Plan shall be evidenced by an agreement between the Company and the participating director and shall contain such terms and provisions as the Committee may authorize, including in any event the following:

                (a) The exercise price of each option shall be equal to the aggregate fair market value of the shares of stock optioned on the date of grant of such option. For this purpose, the fair market value of a share of the Company's Common Stock as of a given date shall be (i) the closing price of a share of the Company's Common Stock on the principal exchange on which shares of the Company's Common Stock are then trading, if any, on the trading day previous to such date, or, if shares were not traded on the day previous to such date, then on the next preceding trading day during which a sale occurred; or (ii) if such Common Stock is not traded on an exchange but is quoted on Nasdaq or a successor quotation system, (1) the last sales price (if the Company's Common Stock is then listed as a National Market Issue under the NASD National Market System) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the Company's Common Stock on the trading day previous to such date as reported by Nasdaq or such successor quotation system; or (iii) if such Common Stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the mean between the closing bid and asked prices for the Company's Common Stock, on the trading day previous to such date, as determined in good faith by the Committee; or
        (iv) if the Company's Common Stock is not publicly traded, the fair market value established by the Committee acting in good faith.

                (b) Payment for stock purchased upon any exercise of the option shall be made in full in cash concurrently with such exercise. However, at the discretion of the Board, the terms of the option may:
        (i) subject to the timing requirements of paragraph 6(j), allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the option having a Fair Market Value on the date of option exercise equal to the aggregate exercise price of the option or exercised portion thereof; (ii) allow payment, in whole or in part, through the delivery of a promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Board, or (iii) allow payment through any combination of the consideration provided in the foregoing subparagraphs (i) and (ii). In the case of a promissory note, the Board may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.

                (c) In the case of options which are granted to directors who are employees of the Company, such directors shall reimburse the Company in cash for all amounts which the Company is required to withhold under federal, state or local law in connection with the exercise of the Option.

                (d)     The option shall become immediately exercisable.

                (e) Any option holder who ceases to be a director, whether because of death, resignation, removal, expiration of his or her term of office or any other reason, shall have the right to exercise the option for thirty (30) days after such event (but not after the expiration date of the option), at which time the option shall terminate and may no longer be exercised, except that (i) in the event of the death of an option holder (x) who is at the time of his or her death a director of the Company and who has served as a director since the date of grant of the option, the option may be exercised at any time within one year following the date of death (but not after the expiration date of the option), by the option holder's estate or by a person who acquired the right to exercise the option by bequest or inheritance, or (y) within thirty (30) days after the termination of the option holder's status as a director of the Company, the option may be exercised at any time within six (6) months after the date of death (but in no event after the expiration date of the option) by the option holder's estate or by a person who acquired the right to exercise the option by bequest or inheritance, and (ii) upon the option holder's ceasing to be a director by reason of disability he or she (or his or her guardian) shall have the right to exercise the option within one year after the date the option holder ceased to be a director (but not after the expiration date of the option.

                (f) Notwithstanding any other provision herein, such option may not be exercised prior to approval of this Plan by the Company's stockholders having a majority of the voting power of the outstanding stock; nor prior to the admission of the shares of stock issuable on exercise of the option to listing on notice of issuance on any stock exchange on which shares of the same class are then listed; nor unless and until such securities may be issued and delivered without causing the Company to be in violation of or incur any liability under any federal, state or other securities law, any requirement of any securities exchange listing agreement to which the Company may be a party, or any other requirement of law or of any regulatory body having jurisdiction over the Company.

                (g) The option shall not be transferable by the option holder other than by will or the laws of descent and distribution, may not be pledged or hypothecated, and shall be exercisable during the option holder's lifetime only by the option holder or by his or her guardian or legal representative.

                (h) The term of each option shall be ten (10) years from the date of grant thereof or such shorter term as may be provided by the Committee.

                (i) Options granted under the Plan are not intended to qualify, and shall not be designated, as "incentive stock options" under
        Section 422 of the Code.

                (j) At the discretion of the Board, shares of Common Stock issuable to the optionee upon exercise of the option may be used to satisfy the option exercise price or the tax withholding consequences of such exercise, in the case of persons subject to Section 16 of the Exchange Act, only (i) during the period beginning on the third business day following the date of release of the quarterly or annual summary statement of sales and earnings of the Company and ending on the twelfth business day following such date or (ii) pursuant to an irrevocable written election by the optionee to use shares of Common Stock issuable to the optionee upon exercise of the option to pay all or part of the option price or the withholding taxes made at least six months prior to the payment of such option price or withholding taxes.

        7. ADJUSTMENTS. Subject to any required action by the stockholders of the Company, the number of shares of

Common Stock covered by each outstanding option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an option, as well as the price per share of Common Stock covered by each such outstanding option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

        8. CORPORATE REORGANIZATIONS. In the event of the proposed dissolution or liquidation of the Company, the option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. The Committee may, in the exercise of its sole discretion in such instances, declare that any option shall terminate as of a date fixed by the Committee. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Committee determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the option holder shall have the right to exercise the option as to all of the optioned shares, including shares as to which the option would not otherwise be exercisable. If the Committee makes an option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Committee shall notify the option holder that the option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the option will terminate upon the expiration of such period.

        9. DURATION, TERMINATION AND AMENDMENT OF PLAN. This Plan shall become effective upon its approval by the stockholders of the Company and shall expire on May 15, 2004, so that no option may be granted hereunder after that date although any option outstanding on that date may thereafter be exercised in accordance with its terms. The Board of Directors may alter, amend, suspend or terminate this Plan, provided that no such action shall deprive an option holder, without his or her consent, of any option previously granted pursuant to this Plan or of any of the option holder's rights under such option. Except as herein provided, no such action of the Board of Directors, unless taken with the approval of the stockholders of the Company, may make any amendment to the Plan as to which approval by stockholders is necessary for continued applicability of Rule 16b-3 of the Securities and Exchange Commission. Notwithstanding anything to the contrary contained herein, the Board of Directors with respect to the Plan or any option shall not amend or modify any provision concerning the amount, price or timing of any option (including, without limitation the provisions of Sections 2, 5 and 6(a) of the Plan) more than once every six months other than to comply with changes in the Internal Revenue Code of 1986, as amended, the Employee Retirement Income Security Act of 1974, as amended, or the respective rules and regulations thereunder.